                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 27, 2007
                                                          --------------

                              --------------------

                             EVERLAST WORLDWIDE INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                        0-25918                   13-3672716
       --------                        -------                   ----------
(State or Other Jurisdiction         (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)

          1350 Broadway, Suite 2300, New York, New York           10018
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           (Address of Principal Executive Offices)             (Zip Code)

        Registrant's telephone number, including area code (212) 239-0990
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing  obligation of the registrant  under any of the following provisions (see General Instruction A.2. below):

   |_|      Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

   |_|      Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

   |_|      Pre-commencement  communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|      Pre-commencement  communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure   of  Directors   or  Certain   Officers;   Election  of
            Directors;   Appointment   of   Certain   Officers;   Compensatory
            Arrangements of Certain Officers.

            On  April  27,  2007,  Everlast  Worldwide  Inc.  (the  "Company")
entered  into an agreement  and release with Hal G. Worsham (the  "Agreement")
pursuant to which Mr.  Worsham's  employment  with the Company was terminated.
A copy of the Agreement is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit Number    Description
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99.1              Agreement  and  Release  by and  between  Hal G.  Worsham  and
                  Everlast Worldwide Inc. dated April 27, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                            (Registrant)

Date: April 27, 2007
                                    By: /s/ Gary J. Dailey
                                        ----------------------------------------
                                    Name: Gary J. Dailey
                                    Title: Chief Financial Officer